UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2005


                          CHARTWELL INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Nevada                         005-59509                 95-3979080
(State or other              (Commission File No.)          (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)

                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02. Departure of Directors, Principal Officers; Election of Directors; Appointment of Principal Officers
            ---------------------------------

         (b). Appointment of New Directors.
         ----------------------------------

     On April 11, 2005, the Board of Directors of Chartwell International, Inc. (the "Company") appointed Charles Srebnik and David C. Adams as Directors. Mr. Srebnik and Mr. Adams will serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

     Charles Srebnik, age 71, has been engaged in the Investment Banking industry for more than four decades. Between 1975 and 1980, he served as the Director of Special Situations in the Corporate Finance Department of D.H. Blair & Co., Inc. In 1981 he co-founded Genetic Engineering, Inc. (a biotechnology company) and served as its Chairman of the Board of Directors and President. He served until the company was acquired by Miller Diversified Corporation in 1992. In 1993, he was elected Chairman of the Rockland Bioscience Park Corporation. He is a life member of the World Simmental Federation and a member of the Holstein Association. He is currently an independent financial consultant and was a contractor to the Resolution Trust Corporation as well as managing a privately held family fund.

     David Adams, age 47, is a shareholder of the law firm of Bartel Eng & Schroder representing public and private corporations in the areas of intellectual property, corporate finance, mergers and acquisition, and regulatory matters. From November 1996 to 2000, he served as General Counsel and V.P of Business Development for ThermoGenesis Corp, a publicly traded medical devise company. Mr. Adams received his Bachelor of Arts Degree in Psychology, with High Distinction, from the University of Colorado, Colorado Springs in 1984, and his Juris Doctorate, with Distinction, from the University of the Pacific, McGeorge School of Law in 1988.

     Both Mr. Srebnik and Mr. Adams have not held positions with the Company previously and there are no related party transactions between the Company and Mr. Srebnik and Mr. Adams, nor are any contemplated. Mr. Srebnik and Mr. Adams do not have any family relations with any director or officer of the Company.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHARTWELL INTERNATIONAL, INC.,
                                            a Nevada Corporation


Dated:  April 15, 2005                      /s/ Imre Eszenyi
                                            ------------------------------------
                                            Imre Eszenyi,
                                            Vice President